UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2015

Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11 North Water Street, Suite 18290 Mobile, Alabama 36602

(Address of principal executive offices)  (Zip Code)

(251) 243-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.    Results of Operations and Financial Condition.

On April 29,  2015, International Shipholding Corporation issued a press release reporting its financial results for the first quarter of 2015.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Offers.

e)	At our Annual Meeting of Stockholders on April 29, 2015, the Company’s stockholders approved the International Shipholding Corporation 2015 Stock Incentive Plan (the “Plan”).

The compensation committee of the board of directors of the Company will generally administer the Plan, and has the authority to grant awards under the Plan, including setting the terms of the awards.  Incentives under the Plan may be granted in any one or a combination of the following forms: incentive stock options under Section 422 of the Internal Revenue Code, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, and cash-based performance awards.  A total of 400,000 shares of the Company’s common stock are authorized to be issued under the Plan.

This brief summary of Plan terms is qualified in its entirety by the terms of the Plan, which is attached as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held April 29,  2015.  At the Annual Meeting, the Company’s stockholders (i) elected each of the eight persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, (ii) voted in favor of the amendment of the Company’s certificate of incorporation to increase the number of shares of preferred stock authorized for issuance from 1,000,000 to 2,000,000, (iii) approved the Company’s 2015 Stock Incentive Plan, (iv) ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2015 fiscal year and (v) approved, on a non-binding advisory basis, the Company’s executive compensation.

The matters voted upon and the results of the voting were as follows:

i.	Election of Board of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
1. Kenneth H. Beer	4,631,769	157,810	1,970,670
2. Erik L. Johnsen	4,631,038	158,541	1,970,670
3. Niels M. Johnsen	4,630,925	158,654	1,970,670
4. H. Merritt Lane	4,630,408	159,171	1,970,670
5. Edwin A. Lupberger	4,552,704	236,875	1,970,670
6. James J. McNamara	4,630,584	158,995	1,970,670
7. Harris V. Morrissette	4,267,957	521,622	1,970,670
8. T. Lee Robinson	4,630,141	159,438	1,970,670

ii.	Amendment of the company’s certificate of incorporation to increase the number of shares of preferred stock authorized for issuance from 1,000,000 to 2,000,000:

Shares Voted For	4,359,180
Votes Against	406,813
Broker Non-Vote	549,508
Abstentions	1,994,256

iii.	Approval of the 2015 Stock Incentive Plan:

Shares Voted For	4,628,374
Votes Against	131,299
Abstentions	2,000,576

iv.	Ratification of PricewaterhouseCoopers LLP, independent registered public accountants, as our independent auditors for the fiscal year ending December 31, 2015:

Shares Voted For	6,664,184
Votes Against	66,361
Abstentions	29,704

v.	Non-binding advisory vote on executive compensation:

Shares Voted For	4,624,627
Votes Against	126,691
Abstentions	2,008,931

Item 9.01.    Financial Statements and Exhibits.

c)	Exhibits

(10.1)  International Shipholding Corporation 2015 Stock Incentive Plan (filed with the SEC on March 12, 2015 as Appendix B to the Company’s Definitive Proxy Statement  on Schedule 14A and incorporated by reference herein).

(99.1)*  Press Release dated April 29,  2015.

*Filed within this report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada

Manuel G. Estrada

Vice President and Chief Financial Officer

Date:   April 30, 2015